Supplement dated March 21, 2007 to the Waddell & Reed Advisors
Retirement Builder Variable Annuity Prospectus dated May 1, 2006

Effective April 2, 2007, the W&R Target Limited-Term Bond Portfolio sub-account will be closed to purchase payments or transfers into the sub-account. Contract owners with amounts currently allocated to the W&R Target Limited-Term Bond Portfolio sub-account may continue to make purchase payments or transfers to the sub-account.












Investors should retain this supplement for future reference.
F66195 3-2007